                           WAIVER TO CREDIT AGREEMENT

        WAIVER, dated as of August 31, 2004, (the "Waiver") to the Credit Agreement, dated as of May 10, 2002 (as amended, the "Agreement"), by and between ACETO CORPORATION, a New York corporation. ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, MAGNUM RESEARCH CORP., a New York corporation, ACCI REALTY CORP., a New York corporation, LARLABS CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ROEHR CHEMICALS, INC., a New York corporation, ACETO INDUSTRIAL CHEMCIAL CORP., a New York corporation, jointly and severally (each a "Company" and, collectively, the "Companies") and JPMORGAN CHASE BANK, a New York banking corporation, (the "Lender").

                                    RECITALS

        The Company has requested certain waivers as set forth herein and the Lender has agreed to such waivers subject to the terms and conditions of this Waiver.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE 1.
                           WAIVERS TO CREDIT AGREEMENT

        Section 1.1. Compliance with Section 7.14 of the Agreement is hereby waived with respect to the payment by Aceto of dividends in the fiscal year ending June 30, 2004 provided that the aggregate dividends paid by Aceto during such period did not exceed $2,750,000.

        Section 1.2. Compliance with Section 6.13 of the Agreement is hereby waived with respect to the failure to execute a Pledge Agreement and to provide the other documentation required thereunder with respect to Aceto Pharmaceutical Shanghai, Ltd. and Aceto (Shanghai), Ltd.

        Section 1.3. The Credit Agreement and the other Loan Documents shall each be deemed to be waived hereby to the extent necessary, if any, to give effect to the provisions of this Waiver.

                                   ARTICLE 2.
                         REPRESENTATIONS AND WARRANTIES

        The Companies hereby represent and warrant to the Lender that:

        SECTION 2.1. Each of the representations and warranties set forth in each Loan Document is true and correct is all material respects as of the date hereof with respect to the Companies, with the same effect as though made on the date hereof (unless any such representation and warranty is as of a specific date, in which event, as of such date), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

        Section 2.2. To induce the Lender to enter into this Waiver and to continue to make advances to the Companies pursuant to the Agreement, the Companies hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, and all prior waivers and amendments executed by the Lender and the Companies prior to the date hereof, there exists no Default or Event of Default.

        Section 2.3. The Companies have the corporate power and authority to enter into, perform and deliver this Waiver and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Waiver and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

        SECTION 2.4. This Waiver and any other documents, agreements or instruments now or hereafter executed and delivered to the Lender by the Companies in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Companies, each of which is and shall be enforceable against Companies in accordance with their respective terms.

        Section 2.5. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Waiver, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

        Section 2.6. Each of the Loan Documents to which it is a party and each lien and security interest granted thereunder is in full force and effect and will remain in full force and effect after giving effect to this Waiver.

        Section 2.7. Except with respect to the certificate of incorporation of Aceto, a true, correct and complete copy of which has been provided to the Lender, neither the certificate of incorporation nor the bylaws or other organizational documents of any Company has been amended since May 10, 2002.

                                   ARTICLE 3.
                                  MISCELLANEOUS

        SECTION 3.1. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Waiver by signing any such counterpart.


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

        SECTION 3.2. THIS WAIVER SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

        SECTION 3.4. The Companies agree to take such further actions as the Lender shall reasonably request in connection herewith to evidence the waivers herein contained to the Agreement.

        IN WITNESS WHEREOF, the Companies and the Lender have caused this Waiver to be duly executed as of the day and year first above written.

                                        ACETO CORPORATION

                                        By: ______________________
                                        Name:
                                        Title:


                                        ACETO AGRICULTURAL CHEMICALS CORPORATION

                                        By: ______________________
                                        Name:
                                        Title:


                                        CDC PRODUCTS CORPORATION

                                        By: ______________________
                                        Name:
                                        Title:


                                        MAGNUM RESEARCH CORP.

                                        By: ______________________
                                        Name:
                                        Title:


                                        ACCI REALTY CORP.

                                        By: ______________________
                                        Name:
                                        Title:


                                        LARLABS CORP.

                                        By: ______________________
                                        Name:
                                        Title:


                                        ARSYNCO INC.

                                        By: ______________________
                                        Name:
                                        Title:



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

                                        ROEHR CHEMICALS, INC.

                                        By: ______________________
                                        Name:
                                        Title:


                                        ACETO INDUSTRIAL CHEMCIAL CORP.

                                        By: ______________________
                                        Name:
                                        Title:


                                        JPMORGAN CHASE BANK

                                        By:____________
                                        Nam~: Sanford Wald
                                        Title: Vice President



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